American Century Capital Portfolios, Inc. Prospectus Supplement Small Cap Value Fund
Supplement dated May 15, 2012 ¡ Prospectus dated August 1, 2011

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

Benjamin Z. Giele, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1998.

Jeff John, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2008.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objectives and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Benjamin Z. Giele

Mr. Giele, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 1998. He became a portfolio manager in 1999. He has a bachelor of arts degree from Rice University and an MBA in finance and accounting from the University of Texas at Austin. He is a CFA charterholder.

Jeff John

Mr. John, Portfolio Manager, has been a member of the team that manages the fund since he joined American Century Investments in 2008 as an analyst. He became a portfolio manager in 2012. Before joining American Century, he was an equity research analyst at Kornitzer Capital Management-Buffalo Funds Group. He has a bachelor of science degree in business from the University of Colorado in Boulder and an MBA in finance and accounting from Vanderbilt University, Owen Graduate School of Management. He is a CFA charterholder

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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